Exhibit 99.1

INFORMATIONAL MEETING

CAUTIONARY INFORMATION ABOUT FORWARD-LOOKING STATEMENTS

      •      This document contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements, other than statements of historical facts, included in or incorporated by reference into this document, which addresses activities, events or developments, which the Company expects, believes or anticipates, will or may occur in the future, are forward-looking   statements.   The words "believes,"  "intends," "expects," "anticipates," "projects," "estimates," "predicts” and similar expressions are also intended to identify forward-looking statements. These forward-looking statements include, among others, statements concerning: expectations, anticipations, beliefs, estimations, projections, and other similar matters that are not historical facts, including such matters as future capital and development expenditures and expansion and growth of business operations.

      •      These statements are based on certain assumptions and analysis made by the management of Envirokare Tech Inc., ("ENVIROKARE") in light of its experience and its perception of historical trends, current conditions and expected future developments as well as other factors it believes are appropriate in the circumstances.

CAUTIONARY INFORMATION ABOUT FORWARD-LOOKING STATEMENTS

      •       Envirokare cautions the reader that these forward-looking statements are subject to risks and uncertainties, including those associated with: the financial environment, general economic, market and business conditions, the regulatory environment, business opportunities that may be presented to and pursued by Envirokare, changes in laws or regulations, availability to obtain additional financing on favorable conditions, trend projections, and other factors, many of which are beyond the Company's control that could cause actual events or results to differ  materially from those expressed or implied by the  statements.  Such risks and uncertainties include those risks and uncertainties identified in the Description of the Business and Management's Discussion and Analysis sections of this document and risk factors discussed from time to time in the Company's filings with the Securities and Exchange Commission.

      •       Significant factors that could prevent Envirokare from achieving its stated goals include: the inability of Envirokare to obtain financing for capital expenditures and acquisitions, declines or failure to develop in the market for the Company's products, development of superior products by competition, and adverse changes in the regulatory environment affecting the Company.

      •        The cautionary statements contained or referred to in this document should be considered in connection with any subsequent written or oral forward-looking statements that may be issued by Envirokare or persons acting on its or their behalf.

      •       Envirokare undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

ESTABLISHMENT OF A JOINT  VENTURE – LRM INDUSTRIES, LLC.

      •      Ownership:  50% Nova       50% ENVK

      •      ENVK Input: TPF Technology (IP Rights)
                  Current Customers (ENVK & TCD)
                  Current Facilities
                              (ENVK retains Mims property and buildings)
                              LRM to lease back for a fee from ENVK

       •      NOVA Input: *5 million cash
                  *1 million in R + D support
                  Service of John Crick in LRM Industries
                  Initial Investments in ENVK      ($616,000.00)

MERGER AGREEMENT - ENVK WITH TCD

      The LRM Industries, LLC joint venture company made possible an agreement with Dr. Dale Polk to merge ENVK with TCD.

      Values to LRM Industries and ENVK Shareholders

      •      Removes future uncertainties;
      •      Accelerates market entry through and provides initial facility to do development and to manufacture product;
      •      Existing customer base;
      •      Provides capital, people, resources and customer reach.

PROJECTION OF LRM INDUSTRIES PERFORMANCE
 DOLLARS IN MILLIONS

YR	1	2	3	4	5	6	7	8	9	10

MANUFACTURING REVENUE
	1.2	9	44	98	168	235	270	300	335	375
LICENSING REVENUE
-FEES		0.6	0.6	1.2	1.8	1.80	1.8	1.8	1.8	1.8
-ROYALTIES	-	0.25	1.5	2.5	3.5	5	6	7	8	9

TOTAL REVENUE	1.2	9.85	46.1	101.7	173.3	241.8	277.8	308.8	344.8	385.8

COSTS	1.8	10	38.70	78.30	130	179	204.4	225.1	248.6	275

PRETAX EARNINGS	(0.6)	(0.15)	7.4	23.4	43.3	62..8	73.4	83.7	96.2	110.8

PRETAX MARGIN %			16	23	25	26	26	27	28	29

      The above projections anticipated are for the North American Markets.  No projections have been calculated at present for foreign markets (i.e. Asia, Europe, South America).

GROWTH IN MARGIN

      The Projection shows a rise in pre tax margin based on the following outcomes:

              •      Continuous growth in high margin licensing fees and royalties;
              •      Optimal throughput improvements over time;
                     –    Lower cost of operation per pound of output.
                     –    Higher throughput per dollar of investment, reducing capital requirements.
              •      Development of a range of products with high levels of performance providing high value-in-use.

RANGE OF TPF  PRODUCT OUTPUT

      Products based on the following material compositions:

              1.         Polyethylene, Polypropylene, Polystyrene/ + Glass Fiber Recycled Polymer
              2.         Polyester, Polyamide, Polycarbonate, Surlyn + Glass Fiber
              3.         Polyester, Polyamide, Polycarbonate, Surlyn + Kevlar or Carbon Fiber
              4.         Polysulfine, Polysulfide, Liquid Crystal Polymers + Kevlar or Carbon Fiber

MARKETS FOR TPF TECHNOLOGY
 PROJECTED VALUE FOR ENVK SHAREHOLDERS
 POTENTIAL VALUE FOR ENVK
 YEAR 5 OF OPERATIONS

LRM Pretax Earnings	$ 43.3	m

Net Earnings at 35% Tax Rate	$ 28.1	m

Market Value at 30 X multiple	$ 843	m
of past Net Earnings
forward multiple 20 X

ENVK's 50% share	$ 421.5	m

POTENTIAL VALUE FOR ENVK
 YEAR 8 OF OPERATIONS

LRM Pretax Earnings	$ 83.7 m

Net Earning at 35% Tax Rate	$ 54.4 m

Market Value at 25 X multiple	$1,360 m
forward multiple 18.6

ENVK'S 50% share	$ 680 m

POTENTIAL VALUE FOR ENVK
 YEAR 10 OF OPERATIONS

LRM Pretax Earnings	$ 110.8	m

Net Earnings at 35% Tax Rate	$ 72	m

Market Value at 22 X past multiple	$ 1,584	m
forward multiple 18.6

ENVK'S 50% share	$ 792	m

CASH FLOW OUTLOOK FOR
LRM INDUSTRIES

      •           By year 6 LRM, if the forecasts are achieved, will have no net debt and have assets of 140m.

      •           AFTER YEAR 6 LRM INDUSTRIES, LLC. WILL BE STRONGLY CASH FLOW POSITIVE.

FUTURE ACTIVITIES FOR ENVK BOARD

      •      EXPAND THE ENVK BOARD TO INCLUDE INDUSTRY LEADERS WITH BROAD TECHNICAL, BUSINESS AND FINANCIAL BACKGROUNDS.

      •      PROVIDE OVERSIGHT AND ASSISTANCE TO LRM, INDUSTRIES, LLC. DEVELOPMENT AND MARKETING ACTIVITIES.

      •      SEEK OTHER EMERGING TECHNOLOGIES REQUIRING OVERALL MANAGEMENT EXPERTISE AND FINANCIAL INPUT TO BRING ABOUT COMMERCIALIZATION.

      •      INVOLVE ENVK IN THE COMMERCIALIZATION OF THESE OPPORTUNITIES.

LRM INDUSTRIES, LLC.
 A JOINT VENTURE COMPANY

LRM INDUSTRIES, LLC.
MAJOR OBJECTIVES

First 90 Days

      •       Administrative Items
            –    Registrations, trademarks, title transfers, insurance, etc.

      •       Financial Items
            –    Tax ID number, accounting system, payroll, bank accounts, etc.

      •       Operational Items
            –    Develop and approve an operating and capital budget for year 1
            –    Establish office facilities
            –    Execute employment, contractor and consulting agreements
            –    Initiate recruitment and hiring of key individuals
            –     Establish and document safety and operational policies and practices
            –     Bring the Mims Hybrid facility up to production rate of 1000 lb/hr
            –     Continue execution of TCD government contracts
            –     Assess additional government contract opportunities
            –     Identify key areas of support needed from NOVA
            –     Accelerate and assess commercial opportunities with known potential clients – EZGO, DuPont, Peninsula, Schaefer, Masonite
            –     Establish financial reporting system, format and frequency
            –     Generate options to select financial, IT and communications platforms
            –     Identify and select a reputable audit firm

LRM INDUSTRIES, LLC.
MAJOR OBJECTIVES

Year 1

      •       Strategic Objectives
            –     Identify and prioritize major commercial applications
            –     Develop commercialization plan for top applications
            –     Develop and expand government contract business
            –     Define technical objectives for NOVA support involving D. Polk
            –     Develop glass supplier alliances based on support/supply
            –     Develop a worldwide licensing strategy
            –     Secure a revolving line of credit for $0.5-1.0 million
            –     Establish appropriate policies and controls for LRM Industries, LLC.
            –     Initiate a comprehensive market analysis
            –     Develop a plan for a TPF production facility including location, schedule
            –     Continue to prosecute intellectual property rights
            –     Position LRM Industries, LLC and develop a plan for profitable Year 2 performance

LRM INDUSTRIES,LLC.
YEAR 1 STAFFING/HEADCOUNT

John Verbicky – President & CEO

John Crick – NOVA Consultant, available to LRM Industries as need for licensing and commercial assistance

Dale Polk – 70% Time Consultant/Government Contracts/Technology

Erwin Pruefer – Director of Applications Development

Don Polk – Process/Production Technician

Les Polk – Process/Production Technician

Administrative/Accounting Manager – Hire within 60 days

Sales/Marketing Manager – Hire within 90 days

Plant/Production Manager – Hire within 90 days

9 Total Heads – Employees, Contractors, Consultants

NOVA SUPPORT

      •       Program for Coupling Agent
            –    Glass adhesion

      •       Administrative Support
            –    Legal
            –    IT
            –    Accounting/Finance
            –    Communications
            –    Safety and Responsible Care

      •       Technical Support
            –    Process and TPF technology improvement
            –    Application development and support
            –    Physical testing